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                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                      NORTHROP GRUMMAN SYSTEMS CORPORATION
                    (formerly Northrop Grumman Corporation)

                             OFFER TO EXCHANGE ITS

    7 1/8% EXCHANGE NOTES DUE 2011 FOR ITS OUTSTANDING 7 1/8% NOTES DUE 2011


 7 3/4% EXCHANGE DEBENTURES DUE 2031 FOR ITS OUTSTANDING 7 3/4% DEBENTURES DUE
                                      2031


        THE EXCHANGE NOTES AND EXCHANGE DEBENTURES TO BE UNCONDITIONALLY

        GUARANTEED BY NORTHROP GRUMMAN CORPORATION (formerly NNG, INC.)

                          AND LITTON INDUSTRIES, INC.


         PURSUANT TO THE PROSPECTUS DATED  ______________________, 2001

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Northrop Grumman Systems Corporation's outstanding 7 1/8% Notes due 2011 and 7 3/4% Debentures due 2031 (the "Outstanding Securities") are not immediately available, (ii) Outstanding Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by telegram, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer - Procedures for tendering" and "- Guaranteed Delivery Procedures for Securities" in the Prospectus. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            THE CHASE MANHATTAN BANK
                                    By Mail:
                                    -------
                                 P.O. Box 2320
                            Dallas, TX   75221-2320
                                 Attn:  Events
                     By Hand Delivery or Overnight Courier:
                     -------------------------------------
                          2001 Bryan Street, 9th Floor
                               Dallas, TX   75201
                                 Attn:  Events
                           By Facsimile Transmission:
                           -------------------------
                                 (214)468-6494
                 For Information or Confirmation by Telephone:
                 --------------------------------------------
                                 (800) 275-2048
                             ----------------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

  The undersigned hereby tenders to Northrop Grumman Systems Corporation, a Delaware corporation, formerly Northrop Grumman Corporation ("Northrop Systems"), acting on its behalf and on behalf of Northrop Grumman Corporation, formerly NNG, Inc., and Litton Industries, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Prospectus dated _______________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures for Securities."


7 1/8% NOTES DUE 2011
                                            Name(s) of Registered
Amount Tendered: $  ______________________  Holder(s):  _______________________

Certificate No(s) (if available): _____________________________________________

_______________________________________________________________________________

$______________________________________________________________________________
(Total Principal Amount Represented by 7 1/8% Notes Certificate(s))*

7 3/4% DEBENTURES DUE 2031

                                            Name(s) of Registered
Amount Tendered: $  _______________________ Holder(s):   _____________________

Certificate No(s) (if available): ____________________________________________

______________________________________________________________________________

$_____________________________________________________________________________
   (Total Principal Amount Represented by 7 3/4% Debentures Certificate(s))*

If Outstanding Securities will be tendered by book-entry transfer, provide the following:

DTC Account
Number: ______________________________________________________________________

Date: ________________________________________________________________________

*  Must be in integral multiples of $1,000

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


________________________________________________________________________________
                                PLEASE SIGN HERE


X  ______________________________________  _____________________________________

X  ______________________________________  _____________________________________
   Signature(s) of Owner(s) or Authorized                    Date
                 Signatory


Area Code and Telephone Number: ________________________________________________

Must be signed by the holder(s) of the Outstanding Securities as their name(s) appear(s) on certificates for Outstanding Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by Northrop Systems, provide proper evidence satisfactory to Northrop Systems of such person's authority to so act.

                     Please print name(s) and address(es)

Name(s)     ___________________________________________________________________

            ___________________________________________________________________

            ___________________________________________________________________

            ___________________________________________________________________

Capacity:   ___________________________________________________________________

Address(es):___________________________________________________________________

            ___________________________________________________________________

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GUARANTEE OF DELIVERY


(NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an eligible guarantor institution as defined by Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal, or an Agent's Message in lieu thereof, and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal, or an Agent's Message in lieu thereof, and the Outstanding Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


  -----------------------------------     -----------------------------------
              Name of Firm                        Authorized Signature

  -----------------------------------     -----------------------------------
                Address                                   Title

  -----------------------------------     -----------------------------------
                Zip Code                       Name (Please type or print)


Area Code and
Telephone Number:  __________________   Date: _______________________________


NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING SECURITIES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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